LEASE


               Lease (referred to herein as the "Lease") made as of the 26th day of September, 2003between SPACELY LLC, a Delaware limited liability company, authorized to transact business in New York State, having an office at 345 Park Avenue, New York, New York, as landlord (referred to herein as "Owner"), and NETSMART TECHNOLOGIES, INC., a Delaware corporation authorized to transact business in the State of New York, having its principal office at 146 Nassau Avenue, Islip, NY 11751, as tenant (referred to as "Tenant").


                              W I T N E S S E T H:

               WHEREAS:

               1. Owner is the owner of the buildings (referred to herein, collectively, as the "Building") at 3500 Sunrise Highway known as the Long Island Technology Center in the Town of Islip, County of Suffolk, State of New York. The Building together with the plot of land upon which it stands is referred to as the "Real Property".

               2. Tenant desires to lease a portion of the Building indicated by outlining and diagonal markings on the floor plan annexed as Exhibit 1 for a period of ten (10) years and ten (10) months to be used as general, executive and administrative offices;

               3. Tenant represents that it is the entity presently listed on "NASDAQ" the shares for which are publicly traded thereon; and

               4. Owner is willing to lease such space to Tenant and Tenant is willing to enter into such lease all under the terms, covenants and conditions set forth herein.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties agree as follows:

               FIRST: A. Grant of Lease and Demised Term: Owner does hereby grant to Tenant upon the terms and conditions of this Lease a lease to use a portion of the Building which is delineated by outlining and diagonal markings on the floor plan annexed hereto and made a part hereof as Exhibit 1 (referred to herein as the "Demised Premises"). The Lease shall be for a term (referred to herein as the "Demised Term") of ten (10) years and ten (10) months to commence on notice to Tenant that Owner has substantially completed Owner's Initial Construction (such date is referred to herein as the "Commencement Date") and to end on the date which is the last day of the calendar month which is ten (10) months next following the tenth (10th) anniversary of the Commencement Date, (the "Expiration Date"), unless the Demised Term shall sooner terminate pursuant to any of the terms or conditions of this Lease or pursuant to law. Except as otherwise set forth herein, Tenant waives any right to recover any damages which may result from Owner's failure to deliver possession of the Demised Premises to Tenant on the Commencement Date.

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                                    B. (1) After the determination of the
Commencement Date, Tenant agrees, upon demand of Owner, to execute, acknowledge and deliver to Owner, an instrument, in form and substance satisfactory to Owner, setting forth (i) said Commencement Date and the Expiration Date; (ii) the total documented and verifiable cost of Owner's Initial Construction (defined in Article SEVENTH); and (iii) the amount of additional rent, if any, payable by Tenant with respect to cost overages for said Owner's Initial Construction, which cost overages shall be amortized over the entire Demised Term and be payable by Tenant in addition to the Fixed Rent otherwise payable by Tenant hereunder in the same manner and the same time as the Fixed Rent during the Demised Term.

                                            (2)    In order  to  clarify  the
foregoing provisions of (1) hereof, Exhibit "1-A", which is initialled by the parties and is annexed hereto and made a part hereof, represents the agreed upon work which constitutes Tenant work in addition to Owner's Initial Construction (defined in Article SEVENTH) as shown on Exhibit "4". Such work set forth on said Exhibit "1-A" is defined as "Tenant Work". It is agreed that the Tenant Work is equivalent to the sum of approximately $1.32 per rentable square foot per annum (the "Work Sum"), which Work Sum will be payable by Tenant in addition to the Fixed Rent over the entire Demised Term as set forth in (1) above. If the Tenant Work is completed by Owner at a cost to Owner of less than the Work Sum, any savings shall be passed on to Tenant; however, if the cost of the Tenant Work exceeds the Work Sum, any excess cost above the Work Sum shall be borne by Owner. However, any changes or additions to the Tenant Work resulting in an increase to the Work Sum, shall be at Tenant's sole cost and expense and shall be payable by Tenant: (i) as part of the Fixed Rent, amortized over the entire Demised Term or (ii) in one lump sum on the Commencement Date.

               SECOND:Rent: (A) The Lease is made at the following annual rental rates (referred to as "Fixed Rent"):
                                            1. FIVE HUNDRED FIVE THOUSAND FOUR
HUNDRED FIFTY-FIVE and
00/100 ($505,455.50) DOLLARS with respect to the period (referred to as the "First Rent Period") from the Commencement Date to and including the date which is the last day of the calendar month which is twelve (12) months next following the Commencement Date;

                                            2. FIVE HUNDRED TWENTY THOUSAND SIX
HUNDRED EIGHTEEN and 65/100 ($520,618.65) DOLLARS with respect the next year of the Demised Term (referred to as the "Second Rent Period");

                                            3. FIVE HUNDRED THIRTY SIX THOUSAND
TWO HUNDRED THIRTY-SEVEN and 21/100 ($536,237.21) DOLLARS with respect to the next year of the Demised Term (referred to as the "Third Rent Period");

                                            4. FIVE HUNDRED FIFTY TWO THOUSAND
THREE HUNDRED TWENTY-F0UR and 33/100 ($552,324.33) DOLLARS with respect to the next year of the Demised Term (referred to as the "Fourth Rent Period");

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                                            5. FIVE HUNDRED SIXTY EIGHT THOUSAND
EIGHT HUNDRED NINETY-FOUR and 06/100 ($568,894.06) DOLLARS with respect to the next year of the Demised Term (referred to as the "Fifth Rent Period");

                                            6. FIVE HUNDRED EIGHTY FIVE THOUSAND
NINE HUNDRED SIXTY and 89/100 ($585,960.89) DOLLARS with respect to the next year of the Demised Term (referred to as the "Sixth Rent Period");

                                            7. SIX HUNDRED THREE THOUSAND FIVE
HUNDRED THIRTY-NINE and 72/100 ($603,539.72) DOLLARS with respect to the next year of the Demised Term (referred to as the "Seventh Rent Period");

                                            8. SIX HUNDRED TWENTY ONE THOUSAND
SIX HUNDRED FORTY-FIVE and 92/100 ($621,645.92) DOLLARS with respect to the next year of the Demised Term (referred to as the "Eighth Rent Period");

                                            9. SIX HUNDRED FORTY THOUSAND TWO
HUNDRED NINETY-FIVE and 30/100 ($640,295.30) DOLLARS with respect to the next year of the Demised Term (referred to as the "Ninth Rent Period"); and

                                            10. SIX HUNDRED FIFTY NINE THOUSAND
FIVE HUNDRED FOUR and 16/100 ($659,504.16) DOLLARS with respect to the\ remainder of the Demised Term (referred to as the "Tenth Rent Period").

                             (B) The Fixed Rent, any increases in the Fixed Rent
and any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment or by Tenant's good check drawn on a bank or trust company whose principal office is located in the State of New York and which is a member of the New York Clearinghouse Association, without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this Lease. The Fixed Rent shall be payable in equal monthly installments in advance, on the first (1st) day of each month during the Demised Term (except as otherwise provided in C), as follows:

                                            1. FORTY TWO THOUSAND ONE HUNDRED
TWENTY-ONE and 25/100 ($42,121.25) DOLLARS with respect to the First Rent
Period;

                                            2. FORTY THREE THOUSAND THREE
HUNDRED EIGHTY-FOUR and 89/100 ($43,384.89) DOLLARS with respect to the Second Rent Period;

                                            3. FORTY FOUR THOUSAND SIX HUNDRED
EIGHTY-SIX and 44/00 ($44,686.44) DOLLARS with respect to the Third Rent Period;

                                            4. FORTY SIX THOUSAND TWENTY-SEVEN
and 03/100 ($46,027.03) DOLLARS with respect to the Fourth Rent Period;

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                                            5. FORTY SEVEN THOUSAND FOUR HUNDRED
SEVEN and 84/100 ($47,407.84) DOLLARS with respect to the Fifth Rent Period;

                                            6. FORTY EIGHT THOUSAND EIGHT
HUNDRED THRITY and 08/100 ($48,830.08) DOLLARS with respect to the Sixth Rent Period;

                                            7. FIFTY THOUSAND TWO HUNDRED
NINETY-FOUR and 98/100 ($50,294.98) DOLLARS with respect to the Seventh Rent Period;

                                            8. FIFTY ONE THOUSAND EIGHT HUNDRED
THREE and 83/100 ($51,803.83) DOLLARS with respect to the Eighth Rent Period;

                                            9. FIFTY THREE THOUSAND THREE
HUNDRED FIFTY-SEVEN and 95/100 ($53,357.95) DOLLARS with respect to the Ninth Rent Period; and

                                            10. FIFTY FOUR THOUSAND NINE HUNDRED
FIFTY-EIGHT and 68/100 ($54,958.68) DOLLARS with respect to the Tenth Rent
Period.


                             (C) Rent Holiday: Provided Tenant is not then in
default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace period provided for the curing of such default, Tenant shall not be required to pay any Fixed Rent for the period from the later to occur of (i) December 1, 2003 or
(ii) the Commencement Date to and including the date which is three hundred
(300) days next following the later to occur of (i) December 1, 2003 or (ii) the Commencement Date, but, during such period of three hundred (300) days, Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed or performed. The date next following the expiration of the Rent Holiday is the "Rent Commencement Date".

                             (D) Tenant's Single Initial Option to Cancel:
Notwithstanding anything contained in Article FIRST to the contrary, in the event the Commencement Date shall not have occurred on or prior to April 15, 2004 (the "Earlier Termination Date"), Tenant shall have the single initial option to cancel this Lease and the Demised Term by giving notice to Owner of such cancellation within ten (10) business days next following said date, as said date may be extended pursuant to the following provisions of this Section. Upon the giving of such notice, this Lease and the Demised Term shall expire and come to an end as of the date of the giving of such notice, and any prepaid Fixed Rent and Security deposited by Tenant hereunder shall be promptly returned to Tenant, and Owner and Tenant shall be released and discharged of and from any and all liability under the provisions of this Lease. Time is of the essence with respect to the exercise by Tenant of such option. If Tenant shall fail to give timely notice exercising the foregoing option to cancel this Lease and the Demised Term, then the Demised Term and the Rent Holiday Period shall commence and end in accordance with the provisions of Articles FIRST and SECOND
(C), respectively. Owner shall have the right to extend the Earlier Termination Date set forth above this Section by a period (the "Extension Period") equal to the aggregate of (i) the number of days, if any, of delay or delays in substantial completion of Owner's Initial Construction occasioned by reason of

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Tenant's delays in submitting Tenant's Plans (defined in Addendum A) or any other plans, specifications or estimates, or in giving authorizations or by reason of the performance of any Change Work as defined and set forth in Addendum A or by reason of any similar acts or omissions of Tenant plus (ii) the number of days, if any, of delay or delays in substantial completion of Owner's Initial Construction occasioned by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, or by any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated ((i) and (ii) are collectively referred to as "Force Majeure Events"). The provisions of subparagraph IV (3) of Addendum A shall not be affected by the provisions of this Section. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section, in the event Tenant shall use or occupy all of any part of the Demised Premises for the conduct of business prior to the Commencement Date, the foregoing option to terminate this Lease in accordance with the provisions of this Section shall be of no further force and effect.

                             (E) Rent Credit: In the event the Commencement Date
shall not have occurred on or prior to December 14, 2003 (the "Rent Credit Date"), the Rent Holiday Period set forth in Paragraph (C) hereof shall be extended by one (1) day for each day that substantial completion is completed after the Rent Credit Date to and including December 31, 2003, as said date may be extended pursuant to the following provisions of this Paragraph. Owner shall have the right to extend the Rent Credit Date set forth above in this Section by a period equal to the aggregate of the number of days constituting the aggregate number of days of any Force Majeure Events. The provisions of subparagraph IV
(3) of Addendum A shall not be affected by the provisions of this Section. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section, in the event Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the earlier to occur of the Rent Credit Date or the Commencement Date, the foregoing provisions of this Paragraph shall be of no further force and effect. The storage of materials or the taking of measurements or any similar activity shall not be deemed to be the "conduct of business" for the purposes of this Paragraph (E).

                             (F)    Payment by Owner of Tenant's Holdover Costs:
                        (1)
Reference is made to that certain agreement of lease dated as of November [no date], 1998 between Pride Business Center, L.L.C., ("Pride") , as owner, and Creative Socio-Medics Corp., a subsidiary of Tenant, as tenant, with respect to certain premises in the building known as 146 Nassau Avenue, Islip, New York. Tenant represents that the foregoing agreement is the only lease document and has not been amended or modified. Said lease is referred to as the "146 Lease". The premises demised under the 146 Lease is referred to as the 146 Premises". Tenant represents to Owner that (i): the 146 Lease has an expiration date set forth therein of December 31, 2003 (the "146 Lease Expiration Date") with no right of renewal set forth therein; (ii) the total amount of rent and additional rent due under the 146 Lease for the month of December, 2003 is approximately TWENTY-EIGHT THOUSAND FOURTEEN and 88/100 ($28,014.88) DOLLARS; and (iii) there are no holdover or other similar penalties (or the like) set forth in the 146 Lease due to failure to vacate the 146 Premises on or by the 146 Lease Expiration Date. Owner, on behalf of Tenant, shall make any use and occupancy

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payment to Pride, as owner, that Tenant is required to pay with respect to
Tenant's use and occupancy of the 146 Premises commencing January 1, 2004. Any such payment(s) are referred to herein as "Tenant Holdover Payment". Tenant shall not amend, modify or extend the 146 Lease in any manner which may adversely affect Owner's obligations hereunder, subject to Owner's written consent, which consent shall not be unreasonably withheld.

                                            (2) Tenant has submitted Tenant's
Plan pursuant to Addendum A hereof. No changes shall be permitted with respect thereto, except if the Commencement Date is extended by reason thereof, if Owner notifies Tenant that any such changes will delay substantial completion of Owner's Initial Construction and delay the Commencement Date. Any delays in substantial completion by reason of any delay or otherwise contained in Paragraph (D) of this Article SECOND shall defer the date on a day-by-day basis of Owner's obligations hereunder with respect to any requirement by Owner to make any Tenant Holdover Payment.

                                            (3) Prior to Tenant entering into
any agreement with respect to any Tenant Holdover Payment, Owner shall have the right to require Tenant to submit to Owner reasonable documentation with respect thereto.

                                            (4) If, at any time prior to the
Commencement Date, Tenant is required to relocate any of its personalty now in the 146 Premises, Owner agrees that Tenant may store same in a location at the Building designated by Owner pursuant to a license agreement between Owner and Tenant without rental charge. Tenant shall maintain insurance naming the Indemnitees (defined in Article THIRTEENTH), as additional insureds, on any such personalty to Owner's satisfaction (including waiver of subrogation) and provide Owner with any requested documentation with respect thereto, including a certificate of insurance.

                                            (5) All sums, if any, payable by
Owner pursuant to the provisions hereof, at Owner's election, be credited to Tenant against the next accruing installments of Fixed Rent hereunder. The parties agree to execute any further instrument which may be required to effectuate the purposes of this Paragraph. Upon request of Owner, Tenant shall submit to Owner the copies of any bills, invoices, statements or other documents received by Tenant in connection with the 146 Lease or any holdover agreement.

               THIRD: Use. (A) The Demised Premises shall be used by Tenant solely for general, executive and administrative offices with the right to use the Demised Premises for development, sales, service, and customer support, for software products incidental to such office use only and for no other purpose. Tenant acknowledges and agrees that no representations have been made to Tenant with respect to the use, if any, to which the Demised Premises may be put.

                             (B) Tenant shall not use or occupy, or permit the
use or occupancy of the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Paragraph A of this Article THIRD, or in any manner which (a) shall adversely affect or interfere with (i) any services required to be provided by Owner to Tenant or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment or any part of the Building by any other tenant or occupant, or (b) shall impair the character or dignity of the

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Building. Without limiting the aforesaid, Tenant shall conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb Owner or any tenant, user or occupant of the Building.

                             (C) Without in any way limiting the generality of
Section (B) of this Article THIRD, Tenant shall not use or occupy, or sublet or permit the use or occupancy of the Demised Premises or any part thereof, for use as a call center. For the purposes of this Article, a call center is defined as any group of one hundred (100) or more employees or other persons that primarily perform a task involving in-bound or out-bound telephone conversations with customers for the purpose of selling goods or services or responding to customer inquiries. Excluded from this definition are functions that are dedicated to providing technical assistance to existing customers.

               FOURTH:Alterations. (A) (1) Tenant shall not make (a) any changes, additions, improvements, alterations or other physical changes to the Demised Premises, the Building or any portions thereof of a non-structural nature without Owner's consent, which consent shall not be unreasonably withheld or (b) any structural changes whatsoever or any changes whatsoever to any of the systems therein or thereon without the prior written consent of Owner in each instance (referred to collectively as "Alterations" and singly as an "Alteration") and in the event that Owner grants such consent, such Alteration shall be made in compliance with all Legal Requirements and performed in a manner and at such times as Owner reasonably designates and such Alterations or installations shall not, in any event, interfere with the use and operation of the Building by Owner or any tenant, occupant or user thereof. Without limiting the aforesaid, Tenant agrees that (a) prior to any Alterations by Tenant or the installation of any of Tenant's equipment in the Demised Premises, Tenant shall submit detailed plans and specifications of the planned Alteration or installation to Owner for Owner's approval, provided that in no event will Owner's approval of such plans be deemed a representation that they comply with applicable Legal Requirements, and will not cause interference with communication operations of Owner, or any tenant, user or occupant of the Building and any such Alterations shall be made only in accordance with the plans and specifications approved by Owner, (b) all contractors performing any Alterations, modification or maintenance work on behalf of Tenant at the Demised Premises or in the Building shall be subject to the prior written approval of Owner prior to the commencement of such work, which approval shall not be unreasonably withheld. In the event Owner or its agents employ any independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay to Owner a sum equal to any reasonable fees incurred by Owner in connection therewith. Nothing in this Lease shall be construed in any way as constituting the consent or request of Owner, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or material men, for the performance of any labor or the furnishing of any material for any specific Alteration to, or repair of, the Demised Premises, the Building, or any part thereof. Any mechanic's or other lien filed against the Building, or the Real Property, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or any person claiming through or under Tenant or based upon any act or omission or alleged act or omission of Tenant or any such person shall be discharged by Tenant (by bond or otherwise) at Tenant's sole cost and expense, within twenty (20) days after the filing of such lien.

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                                            (2) Owner agrees however that Tenant
may, without Owner's prior consent, make any (a) merely decorative or cosmetic changes and (b) other non-structural Alterations in the Demised Premises the estimated aggregate cost of which shall not exceed the sum of TWENTY THOUSAND and 00/100 ($20,000.00) DOLLARS per annum and which shall not affect the electrical, plumbing and heating, ventilation and air conditions systems in the Building or any portion of the Building outside the Demised Premises.

                             (B) Under no circumstances shall Tenant be
permitted to locate any telecommunications facilities in the telecommunications closets of the Building. With respect to Tenant's telecommunications facilities,
(i) Tenant shall contract separately with all providers of Tenant's telecommunications facilities (each of which is referred to as a "Provider") and pay each Provider for all services provided by it to Tenant, and (ii) each Provider shall use, exclusively, the telecommunications cable distribution system in the Building designated by Owner and shall contract separately with the company providing cable distribution service in the Building (referred to as the "Telecommunications Cable Distribution Company") for the supply and maintenance of distribution cables. The Provider and Tenant shall comply with all reasonable rules and regulations adopted by Owner and the Telecommunications Cable Distribution Company. Owner shall not be liable to Tenant or anyone claiming through or under Tenant for any damages, including, but not limited to, special, incidental, remote or consequential damages, including, without limitation, lost revenue, lost profits and additional operating or personnel expenses arising from any acts, omissions or negligence of the Provider and the Telecommunications Cable Distribution Company.

               FIFTH: (A) Tenant's Repairs and Maintenance. Tenant shall, at its sole cost and expense, maintain and take good care of (i) the Demised Premises and all fixtures, installations and appurtenances contained therein and (ii) Tenant's personal property and equipment, and all replacements and additions thereto and Tenant shall make all repairs, foreseen or unforeseen as and when needed to keep the Demised Premises and Tenant's personal property and equipment in good order and repair. Owner shall have no obligation to maintain, repair, operate or safeguard Tenant's equipment.

                             (B) Owner's Repair Obligations: Supplementing the
provisions of Article FIFTH (A) hereof, Owner, at Owner's sole cost and expense, shall timely make (i) all structural repairs to the Demised Premises as and when required, (ii) all repairs necessary to furnish any plumbing, electrical, air conditioning, ventilating, heating and elevator services required to be furnished by Owner to Tenant under the provisions of this Lease, and (iii) all necessary repairs to the public portions of the Building which affect Tenant's use and enjoyment of the Demised Premises, except that Owner shall be required to make any of the repairs referred to in subdivision (i), (ii) or (iii) of this sentence if Tenant is obligated to make such repairs pursuant the provisions of Article FIFTH (A) hereof. Notwithstanding the foregoing provisions of this Section, Owner shall have no obligation to make any repairs unless and until specific actual notice of the necessity therefor shall have been given to Owner.

                             (C) Owner agrees solely to the extent that
non-compliance by Owner prevents Tenant from using or materially interferes with Tenant's use of the Demised Premises for its normal business operations Owner, at Owner's sole cost and expense, shall comply with all Legal Requirements (as hereinafter defined) and will all rules, orders, regulations and requirements of

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any Governing Authority (as hereinafter defined) affecting the Building and/or the Real Property, which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof, or any public portion of the Building which affects Tenant's use of the Demised Premises and with which Tenant is not required to comply pursuant to the provisions of Article ELEVENTH, provided, however, Owner shall not be required to so comply unless and until Owner shall have received notice of the necessity therefor from Tenant.

               SIXTH: Utilities and Services: (A) Electricity. (1) Owner at Tenant's expense, shall redistribute or furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Demised Premises on the Commencement Date through a submeter(s) Owner has the right to charge an administrative fee of ONE HUNDRED and 00/100 ($100.00) DOLLAR fee per month, as additional rent, to read the submeter(s), which submeter(s) shall be maintained by Tenant, at Tenant's expense. Such additional ONE HUNDRED and 00/100 ($100.00) DOLLAR fee shall be subject to annual increases based on Consumer Price Index for Urban Wage Earners and Clerical Workers based on the United States Cities national monthly average for all group commodities and items, published by the Department of labor, Bureau of Labor Statistics, or a successor substitute Index.

                                            (2) If either the quantity or
character of electrical service is changed by the corporation(s) and/or other entity(ies) selected by Owner to supply electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of any rent or sums due Owner from Tenant under this Lease, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise unless such change, unavailability or unsuitability is caused by Owner's gross negligence or willful minconduct. Tenant covenants that at no time shall the use of the electrical energy in the Demised Premises exceed the capacity of the existing feeders or risers or wiring installations then serving the Demised Premises.

                                            (3)    Owner  shall  provide for an
electrical load of six (6) watts per square foot of usable area demand load other than during any period it is prohibited from doing so by any laws, orders, rules and/or regulations of any applicable governmental authorities (including, but not limited to, the New York State Energy Conversation Construction Code) in which event the reference to six (6) watts hereinabove set forth shall, during such period, be decreased to the maximum number of watts per usable square foot which is permitted by any such laws, orders, rules and/or regulations. The foregoing shall be exclusive of the electrical power for the Building HVAC systems. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be installed by Owner upon Tenant's request, at the sole cost and expense of Tenant, provided, that, in Owner's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or riders will not cause permanent damage or injury to the

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Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or risers or wiring installations then serving the Demised Premises.


                             (B) Elevators: If all or any portion of the Demised
Premises is located on other than the ground floor of the Building, Owner, at Owner's expense, shall have a passenger elevator subject to call at all times. Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service.

                             (C) Heat: Owner, at Owner's expense, shall furnish
heat to the Demised Premises, as and when required by law, on business days from 8:00 A.M. to 7:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M.

                             (D) Air Conditioning and Ventilation: Owner, at
Owner's expense, shall
furnish and distribute to the Demised Premises (i) conditioned air at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, on business days from 8:00 A.M. to 7:00 P.M. during the months of May, June, July, August, September and October whenever same is required for the comfortable occupancy of the Demised Premises and during such other times whenever same is required for the comfortable occupancy of the Demised Premises, in Owner's reasonable judgment; and (ii) mechanical ventilation through the Building air conditioning system on business days from 8:00 A.M. to 7:00 P.M., except when conditioned air or heat is being furnished, to the extent required pursuant to law. Notwithstanding the foregoing provisions of this paragraph (D), Owner shall not be responsible if the normal operation of the Building air conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises (a) which, by reason of any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per one hundred seventy-five (175) square feet of usable area (the average electrical load and human occupancy factors for which the Building air conditioning system is designed) or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever said air conditioning system is in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the Venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the Demised Premises to be closed whenever the Demised Premises are not occupied. Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the air conditioning and ventilating system. Tenant agrees that if its violation or breach of any of the foregoing provisions of this paragraph (D), shall adversely affect the operation of the Building's heating, ventilation and air-conditioning system, no such adverse affects shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

                             (E) (1) Tenant, at Tenant's expense, shall keep the
Demised Premises in order, shall cause the Demised Premises to be cleaned and shall cause Tenant's refuse and rubbish to be removed, all at regular intervals in accordance with standards and practices adopted by Owner for the Building. Tenant shall cooperate with any waste and garbage recycling program of the Building and shall comply with all reasonable rules and regulations of Owner with respect thereto. Tenant, at Tenant's expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents (collectively, "Infestation") regularly and, in addition, whenever there shall be evidence of any infestation.

                                            (2) Owner, at Owner's expense, shall
clean the public portions of the Building at regular intervals and cart Tenant's ordinary refuse and rubbish in accordance with practices and standards adopted by Owner for the Building and Owner, at Owner's expense, shall perform or cause to perform extermination services against Infestation of the public areas as and when required, in Owner's reasonable judgment.

                                            (3) The removal of refuse and
rubbish and the furnishing of office cleaning services to Tenant by persons other than Owner and its contractors shall be performed in accordance with such regulations and requirements as, in Owner's reasonable judgment, are necessary for the proper operation of the Building, and Tenant agrees that Tenant will not permit any person to enter the Demised Premises or the Building for such purposes, or for the purpose of providing extermination services required to be performed by Tenant pursuant to Subsection A of this Section, other than persons first approved by Owner, such approval not unreasonably to be withheld.

                             (F) (1) If Tenant, in Owner's reasonable judgment,
uses water for more than ordinary lavatory purposes, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Owner shall pay for the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters, and sewer charges, taxes and any other governmental charges thereon, as and when bills are rendered. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

                                    (2) In connection with Owner's Initial
Construction, Owner shall, at Tenant's expense, supply and install a hot water heater, which Tenant shall maintain throughout the Demised Term and electricity used therefor shall be payable by Tenant.

                             (G) The Fixed Rent does not reflect or include any
charge to Tenant for the furnishing or distributing of any necessary elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises during periods (referred to as "Overtime Periods") other than the hours and days set forth above in this Article for the furnishing and distributing of such services. Accordingly, if Owner shall furnish any such elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises at the request of Tenant during Overtime Periods, Tenant shall pay Owner for such services at the standard reasonable rates then fixed by Owner for the Building or, if no such rates are then fixed, at reasonable rates. Owner shall not be required to furnish any such services during Overtime Periods, unless Owner has received reasonable advance notice from Tenant requesting such services. If Tenant fails to give Owner reasonable advance notice requesting such services during any Overtime Periods, then, whether or not the Demised Premises are habitable during such Overtime Periods, failure by Owner to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

                             (H) Owner's Right to Stop Service: Owner reserves
the right to stop the service of the heating, air conditioning, ventilating, elevator, plumbing, electrical, communications or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner shall employ reasonable diligence in attempting to restore the operation of any such systems or facilities without any obligation, however, to employ labor at overtime or other premium pay rates.

                             (I) Parking Lot: (1) The Real Property presently
contains a parking lot (referred to as the "Parking Lot") with 1,800 parking spaces. Tenant shall be entitled to twelve (12) exclusive parking spaces as reflected on Exhibit "2", which is annexed hereto and made part hereof and to the nonexclusive use, in common with other tenants and occupants of the Building and their business visitors, of the remainder of the Parking Lot solely for the parking of cars of Tenant's employees and business visitors on a first come first serve basis, but in no event shall such "non-exclusive" spaces be less than five (5) spaces per 1,000 square feet of rentable space then occupied by Tenant or its subsidiaries and affiliates. Tenant acknowledges that the handicapped spaces indicated with an "H" and the visitor spaces indicated with an "V" on said Exhibit "2" must remain where shown on said Exhibit "2". Owner shall have the right to reconfigure the Parking Lot (including the exclusive spaces) and add additional buildings in the Parking Lot and may increase or reduce the number of spaces in the Parking Lot, so long as any such reconfiguration, and/or additional buildings do not diminish Tenant's rights to the parking spaces Tenant is otherwise entitled to hereunder. No such reconfiguration, additional buildings or reduction in the number of space in the Parking Lot for any reason, including, but not limited to, the construction of additional buildings therein or any acquisition or condemnation set forth in Article TWELFTH, shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this Lease or impose any liability upon Owner, it agents, or upon any lessor under any ground or underlying lease, or upon the holder of any mortgage. Tenant shall have no rights in and to the Parking Lot other than the aforedescribed exclusive use and nonexclusive use, in common with other tenants and occupants and their business visitors, for Tenant and Tenant's business visitors to park their cars therein on a first come first service basis.

                                            (2) On or about the Commencement
Date, Owner shall seal and stripe that portion of the Parking Lot south of the "Tech building" and east of the "Digital building" where the Demised Premises is located, which sealing and striping shall be performed in a Building standard manner.

               SEVENTH: Owner's Initial Construction: Owner agrees to perform work and make installations in the Demised Premises as set forth in Addendum A. Such work and installations are referred to as "Owner's Initial Construction". All of the terms, covenants and conditions of Addendum A are incorporated in this Lease by reference and shall be deemed a part of this Lease as though fully set forth in the body of this Lease.

               EIGHTH:End of Demised Term. Tenant shall vacate the Demised Premises upon the Expiration Date broom clean and in good order and in the same condition that the Demised Premises existed on the Commencement Date, ordinary wear excepted, and Tenant shall, on or prior to the Expiration Date, remove all of Tenant's personal property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building and Tenant shall repair all damage to the Demised Premises and the Building occasioned by such removal. Owner shall have the right to retain any property and effects of Tenant or such person which shall remain in the Demised Premises after the Expiration Date and any net proceeds from the sale thereof, without waiving any of Owner's rights with respect to any "Event of Default" (as hereinafter defined) by Tenant. Tenant hereby expressly waives for itself and for any person claiming through or under Tenant any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules or any successor law of like import then in force in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article EIGHTH. If the date upon which the Demised Term shall expire, terminate or end shall fall on a Sunday or holiday, then Tenant's obligations under the first sentence of this Article EIGHTH shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Tenant's obligations under this Article EIGHTH shall survive the Expiration Date.

               NINTH: Assignment and Subletting. (1) Tenant may not assign or transfer this Lease, without the prior written consent of Owner in each instance, which consent Owner may withhold in its sole discretion. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the counter market) or (b) any interest in any partnership or joint venture of Tenant, however accomplished, and whether in a single transaction or in a series of related and/or unrelated transactions, resulting in a change of more than forty-nine (49%) percent of the then issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the-counter market) or the interests in any partnership or joint venture of Tenant, however accomplished, and whether in a single transaction or in a series of related/unrelated transactions, shall be deemed, for the purposes of this Article NINTH, as an assignment of this Lease which shall require the prior consent of Owner in each instance. Tenant shall not be permitted to sublet the Demised Premises without the prior written consent of Owner which consent Owner may withhold at its sole discretion.

                                            (2) As long as Tenant is not in
default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable notice and cure periods, Tenant shall have the right without the prior consent of Owner, to permit the use or occupancy of all or any part of the Demised Premises by any subsidiary or affiliate of Tenant named herein for the use permitted in this Lease only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant named herein. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. However, no such use and occupancy shall be valid unless, Tenant shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises.

                                            (3)    Reasonable Approval of
Assignment or Subletting: (a) Notwithstanding the foregoing provisions hereof, Tenant will neither assign this Lease in whole or in part nor sublease all or part of the Demised Premises without Owner's prior written consent, which Owner agrees will not be unreasonably withheld or delayed as hereinafter set forth.

                                    (b)    If Tenant  requests  Owner's consent
to any assignment or sublease, Tenant will promptly provide Owner with (i) the name and address of the proposed assignee or subtenant, (ii) a copy of the proposed assignment or sublease, (iii) reasonably satisfactory information about the nature, business and business history of the proposed assignee or subtenant, and (iv) banking, financial or other credit information, and references about the proposed assignee or subtenant sufficient to enable Owner to determine the financial responsibility and character of the proposed assignee or subtenant. If all of the foregoing meets with Owner's approval, which approval shall not be unreasonably withheld or delayed, Owner shall consent to any such proposed assignment or subletting.

                                          (c) Owner's consent to any assignment
or sublease will not waive the requirement of its consent to any subsequent assignment or sublease.
                                    (d)    Owner's  consent  to  an  assignment
or sublease will not be effective until: a fully executed copy of the instrument of assignment or sublease has been delivered to the Owner; in the case of an assignment, the owner has received a written instrument in which the assignee has assumed and agreed to perform all of the Tenant's obligations in the Lease; and Owner has received reimbursement for its reasonable attorneys' fees and costs incurred in connection with both determining whether to give its consent and giving its consent.

                                      (e) Owner's consent to an assignment
or sublease will not release the Tenant from the payment and performance of its obligations in the Lease, but rather the Tenant and its assignee will be jointly and severally primarily liable for such payment and performance. An assignment or sublease without Owner's prior written consent will be void at Owner's option.

               TENTH: Owner Access. (A) (1) Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article TENTH or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, or complying with any Legal Requirement which Owner is obligated to comply with hereunder, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary or permissible, to use a master key or to forcibly enter the Demised Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such decorations, repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, ventilating, elevator, plumbing, electrical, telecommunication and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. The lessors under any superior lease and the holders of any mortgage shall have the right to enter the Demised Premises from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Owner or Tenant relating thereto. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation, the right to name the Building after any tenant of the Building.

                                            (2) Supplementing the provisions of
this Paragraph A, Owner, agrees that, except in cases of emergency, any entry upon the Demised Premises shall be made at reasonable times, and only after reasonable advance notice (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of this Lease), and any work performed or installations made by Owner shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates).

                             (B) Owner's Reservation of Rights to Portions of
the Building: All parts
(except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, ventilating, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Demised Premises. Nothing contained in this Article TENTH shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

                             (C) Access to Third Parties: Owner and its agents
shall have the right
to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Article TENTH, nor any action taken by Owner under this Paragraph (C), shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

                             (D) No Actual or Constructive Eviction: The
exercise by Owner or its
agents or by the lessor under any superior lease or by the holder of any mortgage of any right reserved to Owner in this Article TENTH shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any superior lease or upon the holder of any such mortgage, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                             (E) Whenever reasonably possible, any entry by
Owner (or its agents) to the Demised Premises shall be with a designated agent or representative of Tenant.

               ELEVENTH: Legal Compliance: (A) Tenant agrees that its use of the Demised Premises and the installation, operation and maintenance of Tenant's personal property and equipment shall at all times, at Tenant's expense, strictly comply with all applicable "Legal Requirements", and the orders and requirements of all "Government Authorities". The term "Legal Requirements" shall mean all present and future laws, codes, ordinances, statutes, requirements, orders and regulations, ordinary and extraordinary, foreseen and unforeseen, of any Governmental Authority (hereinafter defined) and all directions, requirements, orders and notices of violations thereof. The term "Governmental Authority" shall mean the United States of America, the State of New York, the County of Suffolk, Town of Islip, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over Owner, Tenant, the use of the Demised Premises or the Building.

                             (B) In addition to the aforesaid, Tenant shall (i)
not generate, store,
install, dispose of or otherwise handle any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant, under any Legal Requirement now or hereinafter in effect (referred to herein as "Hazardous Substances") in the Demised Premises, or in or around the Building, in any manner contrary to any applicable Legal Requirements; (ii) not install or place in the Demised Premises any asbestos or asbestos-containing materials (iii) at Tenant's cost and expense remove, clean-up and remedy any Hazardous Substance in the Demised Premises or the Building to the extent and in the manner required by any applicable Legal Requirements, if the presence of such Hazardous Substances resulted from the action or inaction of Tenant, its employees, contractors, subcontractors, agents, occupants or invitees. Tenant shall not remove, clean up, abate, or disturb any asbestos or asbestos-containing material in or about the Demised Premises except as Owner shall direct.

                             (C) Owner's Obligations - Asbestos (i) In the event
that, at any time during the Demised Term, in connection with any Alterations proposed to be performed by Tenant in the Demised Premises Tenant is unable to obtain a form signed by a certified asbestos investigator, or any other form or approval required by Federal, State, County or Municipal authorities, indicating that said Alterations do not constitute an asbestos project, Owner agrees, upon notice from Tenant to such effect, to perform such work as shall be required to abate or remove any asbestos in the Demised Premises in order to enable Tenant to obtain any such form or approval.

                                      (ii) If any laws, orders, rules or
regulations of any Federal, State, County or Municipal authority require that any asbestos or other hazardous material contained in or about the Demised Premises be removed or dealt with in any particular manner, or, in the event any work performed by Owner in connection with any removal or abatement or other work performed in connection with the existence of any such asbestos or other hazardous material is disturbed or damaged by Tenant or any person claiming through or under Tenant, then it shall be Owner's obligation, at Owner's expense, to remove, abate, or otherwise deal with such asbestos or other hazardous material in accordance with such laws, orders, rules and regulations.

                                       iii. Notwithstanding the provisions of
subsections (i) and (ii) of this Section, in the event any asbestos or other hazardous material is installed in the Demised Premises by or on behalf of

Tenant, or any person claiming through or under Tenant, Owner shall have no responsibility in connection with the asbestos or other hazardous material so installed by Tenant or any person claiming through or under Tenant and no obligation to perform any work with respect to the asbestos or other hazardous material so installed by Tenant or any person claiming through or under Tenant, but it shall be Tenant's obligation, at Tenant's expense, to (i) perform such work with respect to such asbestos or other hazardous material so installed by Tenant or any person claiming through or under Tenant as shall be required to abate or remove any asbestos in the Demised Premises in order to enable Tenant to obtain any form or approval referred to in subsection (i), and (ii) remove, abate or otherwise deal with such asbestos or other hazardous material in accordance with all such laws, orders, rules and regulations referred to in subsection (ii).



               TWELFTH: Casualty and Condemnation. (A) In the event that the Demised Premises shall be damaged by fire or other casualty, Owner shall have no obligation to repair such damage provided that if Owner gives Tenant notice that it intends to repair such damage within ninety (90) days of such damage or casualty then, this Lease shall remain in full force and effect provided that Owner shall undertake such repairs with reasonable diligence. If the Tenant shall be unable to use all or substantially all of the Demised Premises or Tenant's equipment by reason of a fire or casualty which was not the result of the act or negligence of Tenant, then, during such period of inability the Fixed Rent, increases therein or other sums payable by Tenant to Owner shall abate until the earlier of the date (i) such damage is repaired or (ii) Tenant begins to use Demised Premises or (iii) this Lease and the Demised Term shall end as provided in this Article TWELFTH, provided however, that in the event that only a portion of the Demised Premises is so rendered unusable then, the Fixed Rent shall be abated in the same portion that the usable portion of the Demised Premises bears to the total amount of the Demised Premises. In the event that Owner shall not give notice that it intends to repair such damage, then, Tenant shall have the option, by notice to Owner within thirty (30) days after the initial ninety (90) day period, to cancel this Lease and the Demised Term in which event this Lease and the Demised Term shall terminate and be of no further force and effect as of the date of such notice and except for those obligations which survive expiration of the Demised Term, neither party shall have any further obligation or liability under this Lease for any period after such effective termination date. In any event, however, if in the event any such fire or other casualty in the Demised Premises is not substantial in Owner's reasonable judgment, Owner shall be required to repair any damage caused by such fire or other casualty in accordance with the applicable provisions of this Article.

                             (B) Notwithstanding anything contained in this
Lease to the contrary, in the event that any of the following listed events shall occur (sometimes referred to herein as the "Termination Events"), then this Lease and the Demised Term shall terminate and be of no further force and effect as of the effective date that this Lease shall so terminate. For the purposes hereof the Termination Events shall be any of the following:

                                      (i) if (a) the Demised Premises or (b)
                      the Building shall be damaged by fire or other casualty (whether or not in such instance the Demised Premises shall be so damaged) and Owner has the right hereunder and so elects not to repair or restore such damage in which event the Demised Term shall terminate on a date set forth in a notice by Owner to Tenant, within a reasonable period of time thereafter, terminating this Lease and the Demised Term (i) as of the date of such fire or casualty, if the Demised Premises was damaged thereby, or (ii) a date set forth in Owner's notice;

                                                (ii) the Demised Premises or a
                      substantial part of the Building shall be acquired or condemned by any legal authority or for public use or purpose in which event the Lease granted hereunder shall terminate upon a notice by Owner to Tenant terminating this Lease and the Demised Term as of the date of such taking and Owner shall be entitled to the entire award therefor, except that nothing herein shall prevent Tenant from making any claim for its relocation or moving expenses.

                             (C) (1) Tenant's Subrogation:Tenant acknowledges
that it has been
advised that Owner's insurance policies do not cover Tenant's personal property or any other property of Tenant in the Demised Premises; accordingly, it shall be Tenant's obligation to obtain and maintain insurance covering its property in the Demised Premises. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's casualty and other insurance policies covering Tenant's personal property and other property of Tenant in the Demised Premises, so-called "waiver subrogation" provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty. If Tenant is unable to obtain such provisions in Tenant's property and other insurance policies, Tenant shall name Owner as an additional insured but not as a loss payee under such policies, it being understood and agreed that Owner shall have no right whatsoever to any of the proceeds of such insurance. As long as such or similar provisions are included in such insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any ground or underlying lease, the holders of any mortgage, and all other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner, or of any such lessor, or holder or any such other tenants or occupants, for any loss occasioned by fire or other casualty. In the event that at any time such insurance carriers shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Demised Premises) shall, upon notice given by Tenant to Owner, be deemed of no further force or effect from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty.

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

                  (2)    Owner's   Subrogation  Waiver  Provisions: Owner shall
attempt to obtain and maintain, through-out the Demised Term, in Owner's fire and extended coverage insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occur-ring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives (i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect.

                             (D) (i)Supplementing the provisions of (A) and (B)
hereof, in the event (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use all or a material portion of the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of paragraph (A) or (B) hereof, then Owner shall be obligated to repair any such damage, and, if such damage is not repaired within one hundred eighty (180) days after the date of such fire or other casualty (such one hundred eighty (180) day period is referred to as the "Restoration Period"), Tenant shall have the following options:

                                             (a) to give to Owner within twenty
(20) days next following the expiration of the Restoration Period a ten (10) days' notice of termination of this Lease, or

                                           (b) to extend the Restoration Period
for a further period of one (1) month by notice given to Owner within twenty
(20) days after the expiration of the initial Restoration Period. In the event Tenant shall have given such notice to Owner extending the initial Restoration Period and if such damage shall not have been repaired by Owner within any extended Restoration Period, Tenant shall have the options to (a) further extend the Restoration Period for further successive periods of one (1) month, by notice given to Owner within twenty (20) days after the expiration of any extended Restoration Period or (b) to give Owner, within twenty (20) days after the expiration of any such extended Restoration Period of a ten (10) days' notice of termination of this Lease.

                                 (ii) Notwithstanding anything to the contrary
contained in the provisions of subsection (i) of this Paragraph (D), in the event that an independent architect shall determine that the repair of such damage to the Demised Premises or Building will reasonably require a period longer than one hundred eighty (180) days Owner shall, within sixty (60) days after the date of such fire or casualty, give a notice to Tenant extending the initial Restoration Period to the date upon which Owner estimates that such repair to the Demised Premises or Building shall be completed. In the event Owner shall give such a notice under this subsection (ii), then the initial Restoration Period set forth in subsection (i) of this paragraph (D), shall be so extended and (b) Tenant shall have the further option to give to Owner a ten (10) days' notice of termination of this Lease within thirty (30) days next following the giving of such notice under this subsection (ii) by Owner to Tenant extending the initial Restoration Period.

                                 (iii) In the event that Tenant shall fail to
give any such notice within the time periods set forth therein, Tenant shall be deemed to have given to Owner a notice pursuant to subdivision (b) of subsection
(i) of this Paragraph (D) extending the Restoration Period provided, however, that any ten (10) days' notice of termination given by Tenant pursuant to the provisions of subsection (ii) of this Paragraph (D) beyond the thirty (30) day period provided therein shall be void and of no force and effect.

                                 (iv) In the event that Tenant shall give to
Owner with the applicable time periods set forth in the foregoing provisions of this Section a ten (10) days' notice of termination of this Lease, this Lease and the Demised Term shall come to an end and expire upon the expiration of said ten (10) days with the same effect as if the date of the expiration of said ten (10) days were the Expiration Date, the Fixed Rent and all increases thereof shall be apportioned as of the casualty date, and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

                                 (v) Nothing  contained in the  foregoing
provisions of this Paragraph (D) shall be deemed to affect the rights of Owner to give to Tenant a notice of termination of this Lease in accordance with the provisions of Paragraph (B) hereof.

               THIRTEENTH: Indemnity and Insurance: (A) Tenant covenants and agrees to defend, protect, indemnify and hold harmless Owner, Rudin Management Company, Inc., Cogswell Realty Group, LLC, and CRG Management, LLC (which, as of the date hereof, is Owner's managing agent), and the agents, servants and employees of each of the foregoing (individually, "Indemnitee" and collectively the "Indemnitees") from and against each and every claim, demand, cause of action, liability, cost, damage, loss, penalty, fine, judgment or expense (including, but not limited to, attorneys' fees and expenses incurred in defense of the Indemnitees) which (i) may be made, asserted, brought or recovered by any person, firm or corporation arising out of any death or bodily or personal injury (including sickness or disease) or any damage to property to the extent caused by, resulting from or in any way directly or indirectly incidental to or in connection with the use of the Demised Premises or the operation of the Tenant's equipment, and/or any act, omission or negligence of Tenant and its agents contractors or employees and (ii) shall arise or result from or be incurred in connection with or in any way be incidental to (1) any breach by Tenant of its obligations under this Lease or (2) any violation of any Legal Requirement or any fine, penalty or governmental order issued to or enforced against Owner or any Indemnitee by any relevant Governmental Authority with regard to such violation; the term "expense" shall include, but not be limited to, any attorneys' fees or expenses incurred by Owner in connection with the aforesaid and attorneys' fees or expenses incurred in connection with any action to recover such attorneys' fees or expenses. The obligations of Tenant hereunder shall survive the expiration, cancellation or termination of this Lease and the Demised Term.

                             (B) Without limiting the aforesaid, Tenant agrees
to be responsible for any damage caused to the Building, and/or any other property owned by Owner or any tenant, Tenant, user or occupant of the Building which may be caused by Tenant or any of its agents or representatives. Throughout the Demised Term and for so long as Tenant (or any person through or under Tenant) shall use or occupy the Demised Premises, Tenant shall, at Tenant's cost and expense, obtain and maintain throughout the Demised Term comprehensive public liability and water legal liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance at least ten (10) days prior to the Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, and Owner's Indemnitees shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner.

               FOURTEENTH: Subordination. (A) This Lease and all of Tenant's rights hereunder shall remain, subject and subordinate in all respects to all ground or underlying leases now or hereafter in effect and to all mortgages which may now or hereafter affect such leases and/or the Building and/or the Real Property, and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such leases and mortgages. The foregoing provisions of this Article shall be self-operative and no further instrument of subordination shall be required.

                             (B) Owner agrees within a reasonable time after the
execution and delivery of this Lease to request the then holder or holders of the existing mortgage to enter into an agreement substantially to the effect that in the event of any foreclosure of the existing mortgage, such holder or holders will not make Tenant a party-defendant to such foreclosure (unless required by law in order to obtain jurisdiction, but in such event, no judgment foreclosing this Lease will be sought) nor disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such agreement, or any agreement of similar import, is referred to as a "Non-Disturbance Agreement" and any provisions in any Mortgage substantially to the same effect as those contained in a Non-Disturbance Agreement are referred to as "Non-Disturbance Provisions"). If Owner is unable in good faith to obtain any such Non-Disturbance Agreement or Non-Disturbance Provisions, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby and Owner shall not be liable to Tenant for its failure to obtain any such Non-Disturbance Agreement or Non-Disturbance Provisions, it being intended that Owner's sole obligation with respect to any Non-Disturbance Agreement or Non-Disturbance Provisions, shall be to request, in good faith, within a reasonable time after the execution and delivery of this Lease the then holders of any Mortgage to enter into such Non-Disturbance Agreement. If required by the holder of any

Mortgage, Tenant shall promptly join in any commercially reasonable Non-Disturbance Agreement to indicate it concurrence with the provisions thereof. Tenant will pay any commercially reasonable fee charged by any holder or lessor for preparing such Agreement.

                             (C) Before Owner executes any future Mortgage,
Owner agrees to request the
then holder or holders of such future Mortgage to enter into a Non-Disturbance Agreement or include Non-Disturbance Provisions in such future Mortgage. Before Owner executes any future Superior Lease of the Real Property or the Building, Owner shall request the lessor thereof to enter into an agreement substantially to the effect that in the event of the termination of such Superior Lease by reason of the default or insolvency of the lessee thereunder, such lessor will permit Tenant to attorn to such lessor and will not disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such agreement, or any agreement of similar import, is referred to as a "Tenant Recognition Agreement" and any provisions in any such Superior Lease substantially to the same effect as those contained in a Tenant Recognition Agreement are referred to as "Tenant Recognition Provisions"). If Owner is unable in good faith to obtain any such Non-Disturbance Agreement, Non-Disturbance Provisions, Tenant Recognition Agreement or Tenant Recognition Provisions, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby and Owner shall not be liable to Tenant for its failure to obtain any such Non-Disturbance Agreement, Non-Disturbance Provisions, Tenant Recognition Agreement or Tenant Recognition Provisions, it being intended that Owner's sole obligation with respect to any Non-Disturbance Agreement, Non-Disturbance Provisions, Tenant Recognition Agreement or Tenant Recognition Provisions, shall be to request, in good faith, before the date of execution of any future Mortgage or Superior Lease to enter into such Non-Disturbance Agreement or include Non-Disturbance Provisions in any future Mortgage or enter into such Tenant Recognition Agreement or include Tenant Recognition Provisions in any future Superior Lease, as the case may be. If required by the holder of any future Mortgage or by the lessor under any Superior Lease, Tenant shall promptly join in any commercially reasonable Non-Disturbance Agreement or Tenant Recognition Agreement to indicate its concurrence with the provisions thereof. If any holder of any such future such Mortgage or Superior Lease shall impose a fee as a condition of entering into any such Non-Disturbance Agreement, Non-Disturbance Provisions or Tenant Recognition Provisions, Owner may withdraw its request for same unless, within ten (10) days next following Owner's advice to Tenant as to such fee and the amount thereof, Tenant shall execute and deliver to Owner a written agreement to pay Owner, as additional rent under this Lease, a sum equal to the amount of such fee. If Tenant does not execute and deliver such agreement within said period, Owner shall have the right to withdraw its request for any such Agreement or Provision in which event Owner shall have no further obligation to obtain same.


               FIFTEENTH: (A) Owner Liability Limitation. Except as otherwise expressly set forth herein to the contrary, Owner shall incur no liability of any kind whatsoever to Tenant or to any person, firm or corporation claiming by, through or under Tenant in connection with this Lease or the revocation thereof, or the use by Tenant of all or any portions of the Demised Premises or the Building. Owner shall have no responsibility or liability for any loss or damage that may occur to Tenant's property or effects while located in the Demised Premises or the Building unless such damage is due to the negligence of Owner.

No general or limited partner, officer, director, employee or shareholder of Owner or any agent thereof shall be personally liable for the performance of Owner's obligation under this Lease. The liability of for any Owner's obligation under this Lease shall be limited to Owner's interest in the Building, and Tenant shall not look to any of Owner's other assets for enforcement or satisfaction of any such obligation, nor shall Tenant seek recourse for such enforcement or satisfaction against any general or limited partner, officer, director, employee or shareholder of Owner or any agent thereof. Tenant acknowledges and agrees that (i) Owner shall not be obligated to provide security or any other type of protection for any equipment, personal property or installation in the Demised Premises, (ii) neither Owner nor its agents shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or other order of governmental body or authority, or for any damage or inconvenience which may arise through maintenance, repair or alteration of any part of the Building. Owner and Tenant agree that neither party shall be liable to the other for any special or consequential damages, including lost profits or revenues, as a result of such parties' default of its obligations under this Lease, provided that nothing contained herein shall otherwise limit, modify or violate any claim or remedy in law or equity by one party hereof against the other by reason of a breach or default in the other's obligations under this Lease.

                             (B) Owner's Indemnity: Notwithstanding the
foregoing provisions of (A) hereof, Owner agrees to indemnify and save Tenant and Tenant's agents harmless of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees, penalties and fines incurred in connection with or arising from (i) any default by Owner in the performance or observance of any of the terms, covenants or conditions of this Lease on Owner's part to be observed or performed, or (ii) any acts, omissions or negligence of Owner or its employees, agents, contractors or servants in or about the demised Premises or the Building either prior to, during, or after, the expiration of the Demised Term. Owner further agrees to indemnify and save harmless Tenant and its agents of an from all loss, cost, liability, damage, and expense, including, but not limited to, reasonable counsel fees incurred in connection with or arising from any claims by any persons or damage to property occasioned by any act, omission or negligence referred to in the preceding sentence. If any action or proceeding shall be brought against Tenant or Tenant's agents based upon any such claim and if Owner, upon notice from Tenant, shall cause such action or proceeding to be defended at Owner's expense by counsel acting for Owner's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Tenant, without any disclaimer of liability by Owner in connection with such claim, Owner shall not be required to indemnify Tenant or Tenant's agents for counsel fees in connection with such action or proceeding.

               SIXTEENTH: Default/Remedies. (A) If at any time prior to or during the Demised Term, any one or more of the following events (referred to as "Events of Default") shall occur: (i) if Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any other sums due Owner hereunder, and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default, or (ii) if Tenant shall default in the observance or performance of any term, covenant or condition (other than the covenants to make payment of Fixed Rent or other sums due Owner) of this Lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within thirty (30) days after notice by Owner to Tenant of such default; or (iii) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or such proceeding shall be commenced against Tenant or Tenant shall be adjudicated a bankrupt or insolvent, or Tenant shall file or there shall be filed against Tenant any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator for Tenant or of all or any part of Tenant's property; or (iv) if Tenant shall desert or abandon the Demised Premises or Tenant's equipment; or
(v) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise except as provided in Article NINTH hereof then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more of such Events of Default, Owner, at any time thereafter, at Owner's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the expiration date of the Demised Term and this Lease, but Tenant shall remain liable for damages and all other sums payable pursuant to law. Any notice given by Owner to Tenant under this Article SIXTEENTH shall be deemed a "ten day notice to quit" under the provisions of Section 713 of the Real Property Actions and Proceedings Law.

                             (B) In the event that this Lease shall end, Owner
and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises including Tenant's equipment and Owner, at Owner's option, may release the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the expiration date of the Demised Term, at such rental or rental fees or otherwise and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease.

               SEVENTEENTH: Inability to Perform. If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, Legal Requirement or any orders of any Government Authority, or any other cause beyond Owner or Tenant's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Owner or Tenant, as the case may be, is unable to perform, fulfill or is delayed in fulfilling any of their respective obligations under this Lease or any instrument collateral thereto, then the performance or observance of such obligation shall be suspended to the extent of and during the duration of such inability and (i) no such inability or delay shall constitute an actual or constructive eviction of Tenant, in whole or in part, or entitle Tenant to any abatement or diminution of any of the Fixed Rent or any other sum due Owner from Tenant hereunder, or (ii) no such inability or delay shall relieve Owner or Tenant, as the case may be, from any of their respective obligations under this Lease which are not affected by such inability or delay, or impose any liability upon Owner, or Tenant as the case may be, or their agents, by reason of inconvenience or annoyance to the other party, or injury to or interruption of Tenant's business, or otherwise. The provisions of this Article SEVENTEENTH shall not apply to the obligations of either Owner or Tenant to pay any monies due the other party. Owner and Tenant, as the case may be applicable, each agrees to employ reasonable diligence to eliminate the cause of any inability or delay referred to in this Article, however, the provisions of this sentence shall not apply in the event of any strike or labor dispute and neither party shall be required to employ labor at overtime or any other premium pay rates unless there is a danger or threatened danger to the health or safety of any occupant of the Building or the environmental condition thereof.

               EIGHTEENTH: Notices. Any bills, statements, notices, demands, requests or other communications given or required to be given pursuant to this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail, return receipt requested, addressed (a) to Tenant,
(i) at the address set forth above, or (ii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, abandoning or surrendering the Demised Premises, or (b) to Owner at the address set forth above, with a copy to Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154, Att.: [PARTNER IN CHARGE]. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided herein.

               NINETEENTH: Miscellaneous. (A) This Lease embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein. This Lease may not be modified, amended or terminated, and Tenant's obligations hereunder shall in no way be discharged, except as expressly provided in this Lease or by written instrument executed by the parties hereto. This Lease shall be governed by and construed in accordance with the laws of the State of New York. This Lease shall not be binding or effective until this Lease is executed and delivered by Owner and Tenant. This Lease may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

                             (B) The term "business days" as used in this Lease
shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New York State

Government or the Federal Government. The terms "Person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity. If any term, covenant or condition of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit or dispute or proceeding given any weight therein.

                             (C) Owner and Tenant mutually represent and warrant
to the other that they had no dealings with any brokers, consultants, individuals or any other entities in the negotiation and/or consummation of this Lease other than C.B. Richard Ellis. Owner and Tenant hereby mutually agree to indemnify and hold the other party harmless from and against any claims, costs, expenses (including, without limitation, legal fees) and other liabilities incurred by the other party by reason of any claim or action for a commission or fee or other compensation by any person or broker in connection with this Lease with whom the indemnifying party may have dealt. The provisions of this Paragraph (C) shall survive the expiration or earlier termination of the Demised Term and this Lease. Owner shall pay C.B. Richard Ellis a commission or other compensation pursuant to the provisions of a separate agreement.

                             (D) This Lease shall be binding upon and inure to
the benefit of the parties hereto and their respective legal representatives, successors and assigns.

                             (E) Tenant shall have no right to record this Lease
or any memorandum thereof.

                             (F) Tenant shall comply with all reasonable
building rules Owner may from time to time adopt and of which Owner shall notify Tenant thereof.

                             (G) The individual executing this Lease on behalf
of Owner is duly authorized to enter into this Lease in order to bind Owner to its provisions.

                             (H) Security Guard and Gate: The present security
guard and gate facility (or the like) shall be maintained throughout the Demised Term by Owner.

                             (I) Tenant's Sign: Subject to Owner's written
consent, which consent shall not be unreasonably withheld, delayed or conditioned and provided that any "monument" or "pylon" existing on the date hereof shall not be obscured in any manner, Tenant shall have the right, subject to any Legal Requirements of any Governmental Authority to supply and install a single sign on the exterior lawn of the "north side" of the Building, which sign Tenant shall maintain in good order, repair and condition throughout the Demised

Term including the maintenance of all permits and approvals with respect thereto.

                             (J) Courtyard: Subject to the applicable provisions
of this Lease including, but not limited to, any Legal Requirements of any Governmental Authority, Tenant shall have the exclusive use of the courtyard, as shown on Exhibit "3", which Owner shall initially mow and remove the existing rubbish. During the Demised Term, Owner shall mow said courtyard on an ongoing basis, provided Tenant grants Owner reasonable access thereto during regular business hours and Tenant uses reasonable efforts to maintain said courtyard in reasonably good order and condition. Tenant shall also have the right to enclose said courtyard, subject to Owner's reasonable approval (including the reasonable approval of the type of "fencing" used) and the approval of any Legal Requirements of any Governmental Authority. Tenant shall maintain such "fencing" or other improvements in or about the courtyard in good order, repair and condition throughout the Demised Term.

                             (K) (i) Sandbox: Subject to availability and upon
reasonable advance notice and so long as Owner maintains same, Tenant shall have exclusive use of a portion of the existing "sandbox", as designated by Owner, which use shall be at no cost to Tenant for up to two (2) full business day sessions during any calendar month during the Demised.

                                    (ii) Subject to availability and upon
reasonable advance notice and so long as Owner maintains same, Tenant shall have the right to rent the entire "sandbox" at the preferential or discounted fee Owner is then charging for the use of the entire "sandbox".

                             (L) Cafeteria: Owner agrees to cause the present
cafeteria utilized by the Building's occupants to remain open throughout the Demised Term, subject to acts of God or for other causes beyond Owner's reasonable control.

                             (M) No Heavy Manufacturing: Owner agrees that it
shall not lease any space in the Building or Real Property to any tenant or occupant which uses any such space for heavy manufacturing. However, light manufacturing is permissible, provided such light manufacturing is limited to twenty-five (25%) percent of the square footage of any leased space. Present uses, as of the date hereof, are excepted from the foregoing prohibitions. For the purposes hereof, "light manufacturing" shall be deemed to be the fabrication or manufacturing of non-combustible materials that during finishing, packing or processing, do not involve a significant fire hazard.

                             (N) Parking Lot: On or about the Commencement Date,
Owner shall, in a Building standard manner, seal and stripe the rear portion of the Building's Parking Lot, and shall initially plant shrubbery on the "south" side of same, as Owner deems necessary, in Owner's reasonable judgment.

                             (O) Snow Plowing: Throughout the Demised Term,
Owner shall cause the public portions of the Building (including the sidewalk areas and Parking Lot) to be snow plowed, when and as required, in Owner's reasonable judgment.

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

               TWENTIETH. Security. Letter of Credit: (A) (1) Tenant has deposited with Owner, at the time of the execution and delivery of this Lease, an unconditional, irrevocable letter of credit issued by a lending institution acceptable to Owner (referred to as the "Bank"), in favor of Owner, in the sum of TWO HUNDRED NINETY TWO THOUSAND NINE HUNDRED EIGHTY and 45/100 ($292,980.45) DOLLARS (referred to as the "Security Amount") in funds available immediately or same day funds in the City of New York, as security for the faithful observance and performance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. Such letter of credit is for a term of not less than one (1) year which term shall be automatically renewed for successive one (1) year terms, unless the Bank gives not less than one hundred twenty (120) days prior written notice that it will not so renew the letter of credit for such successive term and the last term of the letter of credit shall end not less than sixty (60) days after the Expiration Date. If such letter of credit is not automatically renewed as aforesaid, Tenant agrees to cause the Bank to renew such letter of credit, from time to time, during the Demised Term, at least ninety (90) days prior to the expiration of said letter of credit or any renewal or replacement, upon the same terms and conditions. In the event of any transfer of said letter of credit pursuant to Paragraph F, and notice of such transfer to Tenant, Tenant, within twenty (20) days thereafter, shall cause a new letter of credit to be issued by said Bank to the transferee, upon the same terms and conditions, in replacement of the letter of credit so transferred and Owner agrees that, simultaneously with the delivery of such new letter of credit, it will return to said Bank the letter of credit being replaced. The letter of credit deposited hereunder, and all renewals and replacements, are referred to, collectively, as the "Letter of Credit". In amplification and not in limitation of the foregoing, the Letter of Credit shall expressly provide that (i) the Letter of Credit can be drawn down by presentation of a sight draft only without any other documents or statements, (ii) partial drawings are allowed and (iii) the Letter of Credit shall be transferable by Owner, as beneficiary thereof, without restriction or limitation and with all fees paid by Tenant.

                                            (2) The Letter of Credit shall be
held by Owner for the purposes set forth in this Article and shall not be transferred except for transfer (a) to an agent for collection, or (b) pursuant to the provisions of Paragraph F. In the event Tenant defaults beyond any applicable grace period hereunder in the performance of its obligations to issue a replacement Letter of Credit, or in the observance or performance of Tenant's agreement to cause the Bank to renew the Letter of Credit, Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, shall have the right to require the Bank to make payment to Owner of the entire Security Amount or the undrawn portion thereof, as the case may be, represented by the Letter of Credit, which sum may be held by Owner as Cash Security (as said term is hereinafter defined) in accordance with the provisions of this Article. If payment of the entire Security Amount or the undrawn portion thereof is made to Owner by reason of Tenant's failure to renew or replace the Letter of Credit in accordance with the foregoing provisions of this Article, Owner shall have the right, at any time on behalf of Tenant, to replace said Cash Security with a new Letter of Credit issued by the Bank or any other bank selected by Owner, in Owner's sole discretion, and Tenant hereby irrevocably constitutes and appoints Owner as Tenant's agent and attorney-in-fact to cause the Bank or any such other bank selected by Owner to issue such a replacement Letter of Credit. The Letter of Credit provides for partial drawings.

                                            (3) In the event Tenant defaults in
the payment when due of
an installment of Fixed Rent or in the payment when due of any additional rent and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default or if this Lease and the Demised Term shall expire and come to an end as provided in Article SIXTEENTH or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, may from time to time, draw on the Letter of Credit in one or more drawings for the amount of any Fixed Rent or additional rent then due and for any amount then due and payable to Owner under this Lease. In the event of a partial drawing, as provided in the immediately preceding sentence, Tenant shall, within five (5) days after demand, cause the Bank to issue an amendment to the Letter of Credit restoring the amount available thereunder to the Security Amount. In amplification and not in limitation of the provisions of this Lease, a failure by Tenant to cause the Bank to issue an amendment to the Letter of Credit restoring the amount available thereunder to the Security Amount shall be deemed a default by Tenant under the terms, covenants and conditions of this Lease. Notwithstanding anything to the contrary set forth in this Lease, including, but not limited to, the foregoing provisions of this Article, in addition to all rights granted to Owner pursuant to the provisions of the Lease, if this Lease and the Demised Term shall expire and come to an end as provided in Article SIXTEENTH, or by or under any summary proceeding, or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in
Article 17, or by or under any summary proceeding or any other action or proceeding, Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, shall have the right to require the Bank to make payment to Owner of the entire Security Amount or the undrawn portion thereof, as the case may be, represented by the Letter of Credit, which sum shall be held and applied by Owner as Cash Security in accordance with the provisions of this Article.

                             (B) Any sum held by Owner as cash security ("Cash
Security") shall be held subject to the provisions of Section 7-103 of the General Obligations Law or any similar statute successor thereto.

                             (C) Application of Cash Security: In the event
Tenant defaults in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, including, but not limited to, the covenant for the payment of Fixed Rent and additional rent, beyond the applicable grace period provided under this Lease for curing such default, Owner may use, apply or retain the whole or any part of any Cash Security held by Owner under any of the provisions of Paragraph A hereof, to the extent required for the payment of any Fixed Rent, additional rent or any other sum with respect to which Tenant is in default, or for the payment of any sum which Owner may expend or incur because of Tenant's default in the observance or performance of any such term, covenant or condition, including, but not limited to, the payment of any damages or deficiency in the reletting of the Demised Premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Owner, without thereby waiving any other rights or remedies of Owner with respect to such default, and Owner shall hold the remainder of such Cash Security as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed with the same rights as hereinabove set forth to use, apply or retain all or any part of such remainder in the event of any further default by Tenant under this Lease.

                             (D) Restoration of Cash Security: If Owner uses,
applies or retains the whole or any part of the Cash Security held by Owner under any of the provisions of Paragraph A., Tenant, promptly after notice thereof, shall deliver to Owner, in cash or by a cashier's check, or Tenant's certified check, in either case drawn by or on a bank which is a member of the New York Clearing House Association and payable to the order of Owner, the sum necessary to restore the Cash Security to the Security Amount. In Amplification and not in limitation of the provisions of this Lease, a failure by Tenant to so replenish the Cash Security to the Security Amount shall be deemed a default by Tenant under the terms, covenants and conditions of this Lease.

                             (E) Return of Security: The Letter of Credit and/or
any remaining portion of any Cash Security then held by Owner for the performance of Tenant's obligations under this Lease as security shall be returned to Tenant after (i) the Expiration Date and (ii) the full observance and performance by Tenant of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, including, but not limited to, the provisions of EIGHTH.

                             (F) Transfer of Letter of Credit: In the event of a
sale or other transfer of the Land and/or Building, or Owner 's interest in this Lease, Owner shall transfer the Letter of Credit and/or any remaining portion of any Cash Security then held by Owner as security for the performance of Tenant's obligations under this Lease to the transferee, and Owner shall thereupon be released from all liability for the return of such security; Tenant agrees to look solely to the transferee for the return of any such security and it is agreed that the provisions of this sentence shall apply to every sale or transfer of the Land and/or Building or Owner's interest in this Lease by Owner named herein or its successors, and to every transfer or assignment made of any such security. Any transferee shall be deemed to have agreed that any Letter of Credit or Cash Security transferred to such transferee pursuant to this Section shall be held in accordance with the provisions of this Article for the purposes of this Article. A lease of the entire Building pursuant to which the lessee shall be entitled to collect the rents hereunder shall be deemed a transfer within the meaning of this Section.

                             (G) Deposit of Cash Security in Interest-Bearing
Account: Subject to Owner's right to replace the Cash Security with a new Letter of Credit in accordance with the provisions of Paragraph A, Owner agrees that, if not prohibited by law or the general policies of lending institutions in New York City, Owner shall deposit any Cash Security held by Owner in an interest-bearing savings account at a bank or banks selected by Owner, and all interest accruing thereon shall be added to and become part of such Cash Security and shall be retained by Owner under the same conditions as the principal sum held as Cash Security. Notwithstanding anything to the contrary set forth in this Article with respect to any Cash Security, Owner shall be entitled to retain the one (1%) percent administrative fee permitted by law to be retained by landlords with respect to cash security deposits or any such lesser percentage as reasonable under the circumstances.

                             (H) No Assignment of Security by Tenant: Tenant
agrees that it will not assign, mortgage or encumber, or attempt to assign, mortgage or encumber, the Letter of Credit or any Cash Security held by Owner under this Lease, and that neither Owner nor its successors or assigns shall be bound by any such assignment, mortgage, encumbrance, attempted assignment, attempted mortgage or attempted encumbrance. Owner shall not be required to exhaust its remedies against Tenant before having recourse to the Letter of Credit, the Cash Security or any other security held by Owner. Recourse by Owner to the Letter of Credit, the Cash Security or any other security held by Owner shall not affect any remedies of Owner which are provided in this Lease or which are available in law or equity.

                             (I) Partial Return of Security: Owner has agreed
that Owner shall return
to Tenant the sum of FORTY EIGHT THOUSAND EIGHT HUNDRED THIRTY and 08/100 ($48,830.08) DOLLARS of such security on the date (referred to as the "Partial Return Date") which is the first (1st) anniversary of the Rent Commencement Date and the further sums of FORTY EIGHT THOUSAND EIGHT HUNDRED THIRTY and 08/100 ($48,830.08) DOLLARS on each successive anniversary of said Partial Return Date for each of the next three (3) years thereafter, provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed. Accordingly, if on the Initial Partial Return Date and each anniversary dates thereafter as set forth above, Tenant shall not so be in default, Tenant may replace the Letter of Credit with a Letter of Credit in a sum reduced by FORTY EIGHT THOUSAND EIGHT HUNDRED THIRTY and 08/100 ($48,830.08) DOLLARS on such Partial Return Date and on each such successive anniversary date thereof for each of the next three (3) years as set forth herein. In the event that at any time Tenant shall be entitled to reduce such Letter of Credit as provided in the foregoing provisions of this Article the security shall be held as Cash Security then, in lieu of Tenant replacing any such Letter of Credit, Owner shall return sums to Tenant equal to the amount by which the Letter of Credit would have been reduced if it were in existence; however, in no event shall the Letter of Credit or Cash Security ever be reduced below the sum of NINETY SEVEN THOUSAND SIX HUNDRED SIXTY and 13/100 ($97,660.13) DOLLARS. The sum of TWO HUNDRED NINETY TWO THOUSAND NINE HUNDRED EIGHTY and 45/100 ($292,980.45) DOLLARS referred to in the previous Paragraphs of this Article shall be deemed reduced as the provisions of this Paragraph shall operate to so reduce the Letter of Credit and/or Cash Security, as the case may be.

               TWENTY-FIRST. Tax Escalation. (A) Definitions: In the determination of any increase in the Fixed Rent under the provisions of this Article, Owner and Tenant agree that the following terms shall have the following meanings:

                                            (1) The term "Tax Escalation Year"
shall mean each fiscal year commencing December 1st and ending on the following November 30th which shall include any part of the Demised Term.

                                            (2) The term "Taxes" shall be deemed
to mean a sum equal to all real estate taxes and assessments, special or otherwise, upon or with respect to the Real Property imposed by the Town of Islip, County of Suffolk or any other taxing authority to create a source of revenue through taxation of real estate as such. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax or payments in lieu of any such taxes shall be

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

substituted for, or levied against Owner or any owner of the Building or the Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax or payments in lieu of any such taxes shall be included in the term Taxes for the purposes of this Article.

                                            (3) The term "Tenant's Proportionate
Share" shall mean the fraction, 32,610/355,000 (I.E. 9.19%).

                                            (4) The term "Owner's Basic Tax
Liability" shall mean a sum equal to Taxes, as finally determined, payable for the Tax Escalation Year commencing December 1st, 2003 and expiring
November 30th, 2004. As of the date hereof, there are no Tax abatements affecting the Building and/or Real Property.

               (B) If Taxes payable in any Tax Escalation Year shall be in such amount as shall constitute an increase above Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase. Tenant shall pay any such amounts owing to Owner pursuant to the foregoing provisions of this Article within ten (10) days after the submission by Owner to Tenant of a bill therefor, Tenant's obligation to make such payments shall survive the expiration or sooner termination of this Lease. All sums payable under this Article shall be collectible by Owner in the same manner as Fixed Rent.

               TWENTY-SECOND.Right of First Refusal: (A) Provided Tenant is not then in default in the observance and performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, in the event that at any time during the Demised Term (a) any space (referred to as "Option Space") in the Building shall become available for leasing during the Demised Term which is contiguous to the Demised Premises as then configured and
(b) Owner shall receive a bona fide offer to lease any such Option Space (any such offer is referred to as an "Option Space Offer"), and (c) Owner shall find such Option Space Offer to be acceptable in Owner's sole judgment, and (d) Tenant, in contradistinction to sub-tenants or other occupants, shall then be in occupancy of at least 80% of the space leased to Tenant under this Lease, Owner shall give notice of such Option Space Offer to Tenant, and Tenant shall have the option, exercisable by notice given to Owner within ten (10) days next following the date of the giving of such notice by Owner to Tenant to lease the Option Space referred to in said notice upon the same terms and conditions set forth in the Option Space Offer (except that Owner shall perform "Owner's Initial Construction" (exclusive of any Tenant overages as described in Article FIRST (B)) in any such Option Space in a like manner, on a pro-rata dollar, per square foot basis, at Owner's expense, as performed initially in the original Demised Premises, provided, however, that from and after the Commencement Date, Owner's expenditure with respect to such "Owner's Initial Construction" to be performed in any Option Space shall be reduced by 1/130 of such total cost per month (exclusive of any such Tenant overages) and that the Fixed Rent for any Option Space, the exercise for which by Tenant on or prior to the first (1st) anniversary of the Commencement Date, shall be at the same rental rate as set forth in the Lease and, thereafter, at ninety-five (95%) percent of fair market value, as otherwise determined in this Article) for a term to expire on the Expiration Date.

                             (B) No space in the Building shall be deemed
"available for leasing" if (a) the then tenant of such space, or any assignee, subtenant or other occupant through or under such tenant, shall enter into (i) any agreement with Owner extending the letting agreement affecting such space, or (ii) any new lease with Owner affecting such space, or (b) any other existing tenant in the Building or any assignee of such other tenant shall exercise any contractual option or right which such tenant has to lease such space existing as of the date hereof. Notwithstanding the foregoing provisions of this Article TWENTY-SECOND, Tenant shall not have the right to lease and add to the Demised Premises any space which becomes available for leasing if, at the time of the exercise of such option by Tenant, the remaining term of this Lease is less than two (2) years, unless Tenant has executed its Renewal Option in this Lease.

                             (C) In the event that Tenant shall timely exercise
any option contained in this Article, Owner and Tenant, within thirty (30) days after the giving of the Additional Option Notice, shall enter into an additional space agreement (each such additional space agreement is referred to as an "Additional Agreement") which modifies this Lease by adding the applicable Option Space to the Demised Premises. Any Additional Agreement shall provide for a leasing of the applicable Option Space at an annual rental rate equal to the annual rental rate set forth in the applicable Option Space Offer and otherwise upon all of the other terms, covenants and conditions set forth in such Option Space Offer.

                             (D) Notwithstanding the foregoing, Owner shall only
be required to give Tenant a single Additional Option Notice for any Option Space for which Owner receives an Option Space Offer. Thereafter, Owner is free to lease any such space to a third (3rd ) party as Owner deems fit.

                             (E) Time is of the essence with respect to (a) the
giving of any applicable Additional Option Notice and (b) the execution and delivery of any applicable Additional Agreement. In the event Tenant shall fail to (i) give any applicable Additional Option Notice within (10) days after the giving of the notice by Owner to Tenant of the availability of any such Option Space, or (ii) execute and deliver to Owner any applicable Additional Agreement within thirty (30) days after the date of the giving of any applicable Additional Option Notice, the rights of Tenant under this Article shall be deemed of no further force and effect with respect to the particular leasing to which the Option Space Offer relates, but the rights of Tenant under this Article shall otherwise remain in full force and effect. Any Additional Option Notice given by Tenant after such ten (10) day period purporting to exercise such right and any execution and delivery of any Additional Agreement by Tenant after such thirty (30) day period shall be void and of no force or effect.

                             (F) Upon the request of Owner, from time to time,
Tenant shall execute and deliver to Owner an instrument, in form reasonably satisfactory to Owner, stating (i) whether or not Tenant has exercised any such option to lease any Option Space pursuant to the provisions of this Article, and in the event thatTenant has so exercised such right, (ii) either stating the principal terms and conditions of each Additional Agreement or, if such be the case, stating that Tenant has failed to execute and deliver such Additional Agreement within such thirty (30) day period and, accordingly, acknowledging that such Additional Agreement is void and of no force and effect and that Tenant has no further rights with respect to the Option Space referred to therein.

               TWENTY-THIRD. Tenant's Single Renewal Option. (A) Provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Tenant shall have the single option to renew this Lease with respect to all or any portion of the Demised Premises designated by Tenant (provided the portion not so renewed is reasonably configured so that Owner may lease same to a third (3rd) party as a self-contained unit) and the Demised Term for a single renewal term of five (5) years (referred to herein as the "Renewal Term") commencing on the date next following the Expiration Date (the "Renewal Term Commencement Date") and ending, unless sooner terminated pursuant to the provisions of this Lease or pursuant to law, on the last day of the calendar month immediately preceding the fifth (5th) anniversary of the Renewal Term Commencement Date (referred to as the "Extended Expiration Date"). If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Demised Term shall be renewed for such Renewal Term: (i) upon an annual rental rate equal to ninety-five (95%) percent of the fair market annual rental value of comparable space in the Building for the twelve (12) month period prior to the Expiration Date, as determined by agreement between Owner and Tenant, or by arbitration in accordance with the provisions of B hereof, and (ii) except as hereinafter provided, upon all of the other then executory terms, covenants and conditions contained in this Lease (including, but not limited to, the definition of "Owner's Basic Tax Liability" set forth in Article TWENTY-FIRST), and the Expiration Date shall be deemed extended to the Extended Expiration Date.

                             (B) In the event Owner and Tenant are unable to
agree as to the fair
market annual rental value of the Demised Premises pursuant to A, such fair market annual rental value shall be determined by arbitration, as follows:

                                            (1) Owner and Tenant shall each
appoint an arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then, upon request of either Owner or Tenant, as the case may be, such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at any time such association is not in existence and has no successor, then, by the Presiding Justice of Appellate Division, First Department, of the Supreme Court of the State of New York, or any successor court.

                                            (2) The two arbitrators appointed as
above provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                                            (3) All of such arbitrators shall be
commercial real estate appraisers or brokers having at least fifteen (15) years of experience in such field in the County of Suffolk.

                                            (4) The three arbitrators, selected
as aforesaid, forthwith shall convene and render their decisions as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there shall be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Owner and Tenant.

                                            (5) The arbitrators, in arriving at
their decision, shall take into consideration the escalation base year set forth in Article TWENTY-FIRST, the fact that no free rent period or money allowance shall be given to Tenant for the Renewal Term and the fact that the Demised Premises shall be taken by Tenant "as is" for the Renewal Term, or, if there are construction costs or construction time or other lease procurement, costs, then same shall be taken into consideration, the fact that there is a brokerage commission and that there is no so-called "down-time" during which Owner is not receiving rent with respect to the Renewal Term and the arbitrators shall also be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions. The cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

                             (C) The option set forth in A. may only be
exercised by notice given by Tenant to Owner on or prior to the date which is twelve (12) calendar months immediately prior to the Expiration Date. Time is of the essence with respect to the exercise of such option. Tenant shall not have the right to give any such notice after the Notice Date, and any notice given after the Notice Date purporting to exercise such option shall have no force and effect.

                             (D) Tenant, upon request of Owner, from time to
time, will execute and deliver to Owner an instrument in form reasonably satisfactory to Owner stating whether or not Tenant has exercised the option contained in the provisions of A hereof.

               TWENTY-FOURTH.Tenant's Floating Termination Option: (A) For the purposes of this Article, the term "Owner's Repayment Expenses" shall be deemed to be a sum equal to the aggregate of: (a) a sum equal to the actual cost and expense to Owner of performing Owner's Initial Construction (including, but not limited to, the cost to Owner of a field superintendent, operating engineer, laborers, freight elevator costs, rubbish removal, temporary sprinkler and lighting, electric and heat, protection, insurance, Building Department filing and expediting, building permits, blueprint costs and every other item which customarily would be considered a general condition, and, if applicable, any construction management or other fees paid to the general contractor or construction manager who is performing Owner's Initial Construction, and, if there is no general contractor or construction manager who is performing Owner's Initial Construction, 10% of such actual cost and expense to Owner of performing Owner's Initial Construction for office overhead and as a construction management fee); plus (b) any brokerage commissions paid or payable by Owner in connection with this Lease; plus (c) the total sum of the Fixed Rent conditionally excused by operation of the provisions of SECOND (c) plus (d) any and all other expenses, whether directly or indirectly, expended by Owner with respect to this Lease. For the purposes of this Article, the term "Termination Percentage" shall mean the percentage obtained by dividing the total number of days from the date next following the sixth (6th) anniversary date of the Rent Commencement Date and each successive anniversary date of the Rent Commencement Date thereafter to and including the Expiration Date fixed pursuant to Article FIRST, both dates inclusive, by the total number of days in the Demised Term. For the purposes of this Article, the term "Termination Consideration" shall be deemed to be a sum equal to Owner's Repayment Expenses, multiplied by the Termination Percentage, together with interest thereon at the rate of eight (8%) percent per annum from the date upon which Owner made payments of any portions of Owner's Repayment Expenses, or the date upon which Owner granted a rent holiday in connection therewith, to the date upon which the Termination Consideration is paid by Tenant to Owner.

                             (B) Tenant shall have the right to terminate this
Lease as of the sixth (6th) anniversary date of the Rent Commencement Date and each successive anniversary date of the Rent Commencement Date thereafter (referred to as the "Tenant's Earlier Termination Date") provided (i) this
Lease has not been terminated previously pursuant to the provisions of this Lease or pursuant to law; (ii) Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed; (iii) Tenant shall give notice to Owner of Tenant's exercise of such right to so terminate this Lease not later than the date which is nine (9) months prior to the Tenant's Earlier Termination Date (referred to as the "Termination Option Notice Date"); and (iv) simultaneously with the giving of such notice, Tenant shall pay to Owner by cash, certified or teller's check to the order of Owner drawn upon a bank which is a member of the New York Clearing House a sum equal to one-half (1/2) of the Termination Consideration (if known at such time when said payment is due or, if not known, a good faith estimate thereof) with the remaining one-half (1/2) of said Termination Consideration to be paid not less than forty-five (45) days prior to Tenant's Earlier Termination Date which sums shall be in addition to the Fixed Rent and additional rent payable by Tenant under the provisions of this Lease. Time is of the essence with respect to the giving of such notice before the Termination Option Notice Date and any notice given after the Termination Option Notice Date purporting to exercise such option shall be void and of no force or effect. In the event Tenant shall give any such notice of termination pursuant to the provisions of this Section and shall otherwise comply with the conditions of the exercise of Tenant's right to terminate this Lease, including, but not limited to, the payment of the sum referred to in subsection (iv), this Lease and the Demised Term shall come to an end and expire on the Tenant's Earlier Termination Date with the same force and effect as though said date were the Expiration Date, unless sooner terminated pursuant to any other term, covenant or condition of this Lease or pursuant to law.

                             (C) Upon request of Owner, from time to time,
Tenant will execute and deliver to Owner an instrument, in form reasonably satisfactory to both parties, stating that Tenant has not exercised the right of termination contained in (B) hereof or that Tenant has exercised the right of termination contained in (B) hereof, as the case may be. Failure of Owner to request the execution and delivery of such instrument or failure of Tenant to execute such instrument, however, shall not vitiate the foregoing provisions of this Article.

               TWENTY-FIFTH: Signage: As used herein, the word "sign" shall be construed to include, without limitation, any pylon, monumental, placard, poster, light, awning, marquee or other advertising symbol or object, irrespective of whether same shall be temporary or permanent.

               Subject to Owner's approval and the approval of any governing or quasi-governing authority (herein, collectively, "Authority") having jurisdiction thereover, Tenant shall have the right, at Tenant's sole expense, to install a "sign" or "signs" up to the maximum permissible size per applicable code of any such Authority.

               Tenant, at Tenant's expense, may install a "sign" or "signs" in the Building directing the general public to the Demised Premises, subject to Owner's approval, which shall not be unreasonably withheld.

               IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                               SPACELY LLC, Owner
                               By: Rudin LITC Associates, Managing Member


                               By: /s/ William Rudin
                                   -------------------------
                               Name:   William Rudin
                               Title:  Managing Member


                               NETSMART TECHNOLOGIES, INC., Tenant


                               By: /s/ James L. Conway
                                   ---------------------------
                               Name:  James L. Conway
                               Title: CEO